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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2002

FLEETWOOD ENTERPRISES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-07699 (Commission File Number)	95-1948322 (IRS Employer Identification Number)

3125 Myers Street, Riverside, California 92503-5527
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (909) 351-3500

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. REGULATION FD DISCLOSURE

        On August 8, 2002, each of the Principal Executive Officer, David S. Engelman, and Principal Financial Officer, Boyd R. Plowman, of Fleetwood Enterprises, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as an Exhibit(99.1 and 99.2)

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Fleetwood Enterprises, Inc.
Date: August 8, 2002	By:	/s/ JAMES F. SMITH James F. Smith Vice President and Controller

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
99.1	Statement under oath of Principal Executive Officer dated August 8, 2002.
99.2	Statement under oath of Principal Financial Officer dated August 8, 2002.

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SIGNATURE
EXHIBIT INDEX